                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  July 19, 2000
                       (Date of earliest event reported)



                             ELTRAX SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)



       Minnesota         Commission File No. 0-22190        41-1484525
(State of incorporation)                              (IRS Employer I.D. No.)



                             400 Galleria Parkway
                                   Suite 300
                               Atlanta, GA 30339
                   (Address of principal executive offices)



                                (770) 612-3500
             (Registrant's telephone number, including area code)
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Item 5.     Other Events.

On July 19, 2000 our board of directors determined to dispose of our hospitality services group. As a result of this decision, commencing with the second quarter, we began reporting the historical operations of the hospitality services group as a discontinued operation. Also in light of that decision, we have reclassified our consolidated historical balance sheet as of December 31, 1999 and our historical consolidated statements of operations for the years ended December 31, 1999, 1998 and 1997 and the related notes thereto. We have also revised our Management's Discussion and Analysis of Financial Condition and Results of Operations for each of those periods and updated our risk factors. The restated financial information, Management's Discussion and Analysis and updated risk factors are included in the exhibits to this filing.

On June 12, 2000, we entered into an agreement with Cereus Technology Partners, Inc. ("Cereus") pursuant to which Cereus agreed to merge with and into a wholly owned subsidiary of ours. Certain information in this form 8-K relates to that transaction. We filed a Form 8-K dated June 12, 2000, reporting the transaction.

Item 7.     Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Exhibits.

The exhibits filed herewith are shown on the Exhibit Index attached hereto and incorporated herein.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELTRAX SYSTEMS, INC.,
                                        a Minnesota corporation


Dated August 25, 2000                        By:   /s/ William A. Fielder, III
                                                --------------------------------
                                             William A. Fielder, III
                                        Its: Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit                                                               Filed
Number         Description                                          Herewith
------         -----------                                          --------
23.1           Consent of PricewaterhouseCoopers LLP                    X

23.2           Consent of Crowe Chizek & Company LLP                    X

27.1           Restated Financial Data Schedule for the year            X
               ended December 31, 1997

27.2           Restated Financial Data Schedule for the year            X
               ended December 31, 1998

27.3           Restated Financial Data Schedule for the year            X
               ended December 31, 1999

99.1           Audited Consolidated Financial Statements and notes      X
               thereto, including Report of Independent Auditors

99.2           Management's Discussion and Analysis of Financial        X
               Condition and Results of Operations and Updated Risk
               Factors


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